SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 7, 2005
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                         VELOCITY ASSET MANAGEMENT, INC.
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               (Exact name of registrant as specified in Charter)



          Delaware                     000-161570                65-0008442
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(State of other Jurisdiction      (Commission file no.)        (IRS employer
      of incorporation)                                      identification no.)


     48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ               07446
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        (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (201-760-6306)
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 (d) Election of Directors.

Velocity Asset Management, Inc., a Delaware Corporation (the "Company") expanded its board to five members on November 7, 2005 and appointed three new directors. The new board members are Mr. Steven Marcus, Dr. Michael Kelly and Mr. David Granatell. They join existing board members Jack Kleinert, Chief Executive Officer of the Company, and W. Peter Ragan, Sr., Vice President of the Company. In connection with these appointments, the board expects to establish an audit committee consisting of Steve Marcus, Dr. Michael Kelly and Dave Granatell. The board has determined that Steve Marcus is an audit committee financial expert and that each of three new directors is "independent" as that term is defined in
Section 301 of the Sarbanes-Oxley Act of 2002 and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended. The Company expects to establish a compensation committee that will consist solely of its three new independent directors.

Steven Marcus, 46, is the founder and President of Rainbow Capital, LLC, a private equity firm that sponsors private equity transactions of middle market companies. He founded the firm in 2001. From 1999 through 2001, Mr. Marcus was a private equity investor, sourcing and evaluating investment opportunities primarily in internet related start-ups. For the prior 14 years, Mr. Marcus worked in the high yield bond market for Donaldson, Lufkin & Jenrette, Smith Barney, Inc., PaineWebber, Inc. and L.F. Rothschild, Inc. Mr. Marcus has an M.B.A. in finance from the Fuqua School of Business, Duke University and a B.S. in accounting from Syracuse University.

Dr. Michael Kelly, 53, has been a Director of the Insal, Scott Kelly Institute of Orthopedic and Sports Medicine in New York, New York since 1991. In 2004, Dr. Kelly was named Chairman of the Department of Orthopedic Surgery at Hackensack University Medical Center. He is also Vice President of the U.S. Knee Society, an attending orthopedic surgeon at Lenox Hill Hospital in New York, New York and has served as team physician for the New Jersey Nets franchise of the National Basketball Association for the last 5 years.

David Granatell, 48, is an Executive Director of the privately-owned Elmwood Park, NJ based Grant Industries, Inc., a specialty manufacturer of textile chemicals and personal care raw materials, with locations in Mexico, Romania, England, China and Korea. Mr. Granatell has worked for Grant Industries since graduating from Rutgers University in 1979 and became a Partner in 1982.


Item 9.01 Financial Statements and Exhibits.

      On November 7, 2005, Velocity Asset Management, Inc. issued a press release announcing the expansion of and the appointment of three new members to the board of directors. A copy of that press release is attached to this report as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits.

            Number            Description
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            99.1              Press Release, dated November 7, 2005.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VELOCITY ASSET MANAGEMENT, INC.



Dated:  November 7, 2005
                                          /s/ JOHN C. KLEINERT
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                                          John C. Kleinert
                                          Chief Executive Officer